Exhibit 32.1
CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the annual report on Form 10-K of Cutera, Inc. a Delaware corporation, for the period ended December 31, 2021, as filed with the Securities and Exchange Commission, each of the undersigned officers of Cutera, Inc. certifies pursuant to section 1350 of chapter 63 of title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his respective knowledge:
(1)the annual report of Cutera, Inc. on Form 10-K for the period ended December 31, 2021, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)the information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of Cutera, Inc. for the periods presented therein.

Date: March 1, 2022	/s/ DAVID H. MOWRY
David H. Mowry Chief Executive Officer (Principal Executive Officer)

Date: March 1, 2022	/s/ ROHAN SETH
Rohan Seth Chief Financial Officer (Principal Financial and Accounting Officer)